Exhibit 10-b

AMENDMENT AGREEMENT NO. 6

dated as of December 16, 2014

between

Meritor Heavy Vehicle Braking Systems (U.S.A.), LLC
(formerly known as Meritor Heavy Vehicle Braking Systems (USA), Inc.)
Meritor Heavy Vehicle Systems, LLC and
Meritor Aftermarket USA, LLC (formerly known as Arvinmeritor Mascot, LLC)
as Sellers

and

Viking Asset Purchaser No. 7 IC
an incorporated cell of Viking Global Finance ICC
as Purchaser

and

Citicorp Trustee Company Limited
as Programme Trustee

(the “Amendment Agreement”)

1.	BACKGROUND AND DEFINITIONS

1.1
The parties hereto have entered into a receivables purchase agreement dated 29 October 2010 between Meritor Heavy Vehicle Braking Systems (U.S.A.), LLC (formerly known as Meritor Heavy Vehicle Braking Systems (USA), Inc.), Meritor Heavy Vehicle Systems, LLC and Arvinmeritor Mascot, LLC (now known as Meritor Aftermarket USA, LLC) as Sellers, Viking Asset Purchaser No. 7 IC, an incorporated cell of Viking Global Finance ICC, as Purchaser and Citicorp Trustee Company Limited as Programme Trustee as amended by an amendment agreement no. 1 dated 28 June 2011, an amendment agreement no. 2 dated 28 September 2011, an amendment agreement no. 3 dated 28 September 2012, an amendment agreement no. 4 dated 29 October 2013, an amendment agreement no. 5 dated 27 June 2014 and as amended, restated and/or supplemented from time to time (the “Receivables Purchase Agreement”).

1.2	The parties now wish to amend the Receivables Purchase Agreement in accordance with the provisions set out herein.

1.3	Capitalised terms shall, unless the context otherwise requires, have the meaning given to them in the Receivables Purchase Agreement.

2.	AMENDMENTS

2.1	The parties hereto agree that with effect as of December 16, 2014 the following amendments shall be made to the Receivables Purchase Agreement:

2.1.1	Clause 2.1 shall be amended as follows:
Purchase of Receivables
Subject to the terms and conditions of this Agreement, and within the limits of the Total Commitment, the Initial Purchaser (and, where Additional Purchasers have acceded to this Agreement, each such Additional Purchaser) agrees that it will purchase Receivables from the Seller on a continuous basis from the date hereof until the Termination Date, it being understood and agreed that the Total Commitment shall apply to all Purchasers in the aggregate and that no Purchaser shall have any obligation to purchase Receivables to the extent that, after giving effect to such proposed purchase, the Aggregate Euro Outstanding Amount of all Purchased Receivables would exceed the Total Commitment. If a proposed purchase of Receivables would result in the Aggregate Euro Outstanding Amount of all Purchased Receivables exceeding the Total Commitment, the Purchasers may, at their sole discretion, decide to accept such Offer(s) and purchase such Receivables, but shall for the avoidance of doubt have no obligation to do so.

3.	MISCELLANEOUS

3.1	For the avoidance of doubt, the Receivables Purchase Agreement shall remain in full force and effect and the provisions set out in this Amendment Agreement shall only take effect as specified herein.

3.2	This Amendment Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

3.3	Clause 20 (GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL) of the Receivables Purchase Agreement shall be incorporated in and form part of this Amendment Agreement mutatis mutandis.

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IN WITNESS WHEREOF the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified in Clause 2.1 above.

For and behalf of
Meritor Heavy Vehicle Braking Systems (U.S.A.), LLC
(formerly known as Meritor Heavy Vehicle Braking Systems (USA), Inc.)

By:	/s/Carl Anderson

Name:	Carl Anderson

Title:	Vice-President and Treasurer

For and on behalf of
Meritor Heavy Vehicle Systems, LLC

By:	/s/Carl Anderson

Name:	Carl Anderson

Title:	Vice-President and Treasurer

For and behalf of
Meritor Aftermarket USA, LLC (formerly known as Arvinmeritor Mascot, LLC)

By:	/s/Carl Anderson

Name:	Carl Anderson
Title: Vice-President and Treasurer

For and behalf of
Viking Asset Purchaser No. 7 IC

By:	/s/Michael Lombardi
Name: Michael Lombardi
Title: Director

For and behalf of
Citicorp Trustee Company Limited

By:	/s/Justin Ng
Name: Justin Ng
Title: Vice President